TERMINATION AGREEMENT AND GENERAL RELEASE

          This TERMINATION AGREEMENT AND GENERAL RELEASE (hereinafter, the “Termination Agreement”) is hereby entered into as of the 8th day of May, 2006, by and between Sputnik, Inc., a Nevada corporation, its principal David LaDuke and related affiliates (collectively “Sputnik”), and GoPublicToday.com, Inc., Public Company Management Corporation, Public Company Management Services, Inc., and their related principal Stephen Brock (collectively “GPT”). Sputnik and GPT are referred to herein as the “Parties,” and each of them individually as a “Party.”

RECITALS

          WHEREAS, Sputnik and GPT are Parties to that certain Contract for Services dated December 22, 2004, as set forth on Schedule A (the “Agreement”);

          WHEREAS, the Parties seek to terminate the obligations and rights arising under the Agreement except as specifically set forth herein;

          NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

          1.           Termination of Agreement.

(a)
Sputnik and GPT agree and acknowledge that, upon execution and delivery of this Termination Agreement, the Agreement is hereby terminated in its entirety and shall be of no further force or effect and neither of the Parties shall have any obligation to the other Party under the Agreement, except that (x) GPT shall complete all services reasonably required (the “Services”) under the Agreement for Sputnik’s current filings to clear SEC and NASD comments and have its common stock cleared for quotation on the Over the Counter Bulletin Board (OTCBB); (y) Section 4 (Other Misc. Costs), Section 6 (Certain Circumstances) and Section 7 (Indemnification) of the Agreement shall survive and continue in full force and effect with respect to the Services notwithstanding this Termination Agreement; and (z) Sputnik shall make the required remaining $10,000 payment for the Services of GPT under the Agreement, which the parties agree is Sputnik's registration statement on Form SB-2 being declared effective by the SEC. Nothing herein shall expand any rights, duties or obligations of GPT or Sputnik under the Agreement. Sputnik and GPT further agree that due to this Termination Agreement, GPT shall not be obligated to and shall not render compliance services required in Phase VI of the Agreement and Sputnik shall not be obligated to make any payment, in cash, stock, or otherwise, to GPT for such services.

          2.           Representations and Warranties of GPT.    GPT represents and warrants to Sputnik as of the date hereof that:

(a)
Corporation Existence and Power.    GPT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, and to enter into and perform its obligations under this Termination Agreement, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have a material adverse effect on its ability to carry out the transactions contemplated herein.

(b)
Corporate Authorization.    The execution, delivery and performance by GPT of this Termination Agreement and the consummation of the transactions contemplated hereby, including the release of claims herewith, is within GPT’s corporate powers and has been duly authorized by all necessary corporate action on the part of GPT. This Termination Agreement constitutes a valid and binding agreement of GPT enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(c)
Non-Contravention.    The execution and delivery by GPT of this Termination Agreement, the consummation of the transactions contemplated hereby and thereby, and compliance by GPT with any of the provisions hereof and thereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of the articles of incorporation or by-laws of GPT, (y) any of the terms, conditions or provisions of any document, agreement or other instrument to which GPT is a party or by which its property is bound, or (z) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on GPT or its property.

          3.           Representations and Warranties of Sputnik.    Sputnik represents and warrants to GPT as of the date hereof that:

(a)
Corporation Existence and Power.    Sputnik and all its corporate affiliates are corporations duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted and to enter into and perform its obligations under this Termination Agreement, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have a material adverse effect on its ability to carry out the transactions contemplated herein.

(b)
Corporation Authorization.    The execution, delivery and performance by Sputnik and all its corporate affiliates of this Termination Agreement and the consummation of the transactions contemplated hereby, including the release of claims herewith, is within the corporate powers of Sputnik and all its corporate affiliates and have been duly authorized by all necessary corporate action on the part of Sputnik and all its corporate affiliates. This Termination Agreement constitutes a valid and binding agreement of Sputnik and all its corporate affiliates, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

(c)
Non-Contravention.    The execution and delivery by Sputnik and all its corporate affiliates of this Termination Agreement and the consummation of the transactions contemplated hereby, and compliance by Sputnik and all its corporate affiliates with any of the provisions hereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of its articles of incorporation or by-laws, (y) any of the terms, conditions or provisions of any document, agreement or other instrument to which Sputnik and all its corporate affiliates is a party or by which its property is bound, or (z) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it or its property.

          4.           Reliance on Independent Legal Advice.    Each of the Parties further represent and warrant to each other, as of the date hereof:

(a)	That it has received advice from its own, independent legal counsel prior to its execution of this Termination Agreement;

(b)	That the legal nature and effect of this Termination Agreement has been explained to it by its counsel;

(c)	That it fully understands the terms and provisions of this Termination Agreement and the nature and effect hereof;

(d)	That it has not relied and is not relying upon any representation or statement of any person not contained in this Termination Agreement or on the advice of any counsel other than its own counsel;

(e)	That it has carefully read this Termination Agreement, knows the contents hereof, and is executing the same freely and voluntarily; and

(f)
That it is aware that it or its attorneys may hereafter discover facts different from or in addition to the facts that it now knows or believes to be true with respect to the subject matter of this Termination Agreement or the other Party hereto, but that it is its intention to fully and finally release each of its respective releasees to the full extent of the releases contained in this Termination Agreement, and to otherwise agree to the other terms and conditions of this Termination Agreement.

          6.    Global Release of All Claims Against GPT, and related principal Stephen Brock and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to the foregoing, and each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns by Sputnik, Inc., a Nevada corporation, its principal David LaDuke and related affiliates for themselves and for any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and for each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns.    Effective as of the date hereof, Sputnik, Inc., a Nevada corporation, its principal David LaDuke and related affiliates, for themselves, and for any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and for each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the “Sputnik Releasors”), do hereby release, acquit, and forever discharge GPT and related principal Stephen and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to the foregoing, and each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the “GPT Releasees”) of and from any and all claims, actions, causes of action, judgments, awards, costs, expenses, attorneys’ fees, debts, obligations, promises, representations, warranties, demands, acts, omissions, rights and liabilities, of any kind and nature whatsoever, including but not limited to those at law, in equity, in tort, in contract, whether or not asserted to date, and whether known or unknown, suspected or unsuspected, which have arisen, are arising, or may in the future arise, directly or indirectly, from or in connection with the Agreement, or any other matter or transaction of any kind or nature undertaken thereunder from the beginning of time until the date hereof (the matters referred to above being hereinafter referred to as the “Sputnik Released Claims”); provided, however, that nothing in this Release shall release GPT from any of its obligations under this Termination Agreement or under the Agreement solely as specified in paragraph 1 above.

          7.    Global Release of All Claims Against Sputnik, Inc., a Nevada corporation, its principal David LaDuke and related affiliates and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns by GPT, and related principal Stephen Brock, for themselves and for and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to the foregoing, and for each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns.    Effective as of the date hereof, GPT, and related principal Stephen Brock, for themselves, and for any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and for each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the “GPT Releasors”), do hereby release, acquit, and forever discharge Sputnik, Inc., a Nevada corporation, its principal David LaDuke and related affiliates, and any parent, subsidiary or affiliate corporation, partnership, limited liability company, proprietorship, trust, or other form of business entity related directly or indirectly to any of the foregoing, and each of their respective heirs, administrators, executors, beneficiaries, legatees, devisees, trusts, trustees, insurers, attorneys, experts, consultants, partners, joint venturers, members, officers, directors, shareholders, employees, contractors, alter egos, agents, representatives, predecessors, successors and assigns (collectively the “Sputnik Releasees”) of and from any and all claims, actions, causes of action, judgments, awards, costs, expenses, attorneys’ fees, debts, obligations, promises, representations, warranties, demands, acts, omissions, rights and liabilities, of any kind and nature whatsoever, including but not limited to those at law, in equity, in tort, in contract, whether or not asserted to date, and whether known or unknown, suspected or unsuspected, which have arisen, are arising, or may in the future arise, directly or indirectly, from or in connection with the Agreement, or any other matter or transaction of any kind or nature undertaken thereunder from the beginning of time until the date hereof (the matters referred to above being hereinafter referred to as the “GPT Released Claims”); provided, however, that nothing in this Release shall release Sputnik from any of its obligations under this Termination Agreement or under the Agreement solely as specified in paragraph 1 above.

          8.    Covenant Not to Sue by Sputnik and Sputnik Releasors.     Except for the enforcement of this Termination Agreement or any rights preserved under this Termination Agreement, Sputnik and the Sputnik Releasors hereby covenant that they will not, based on any Sputnik Released Claim, sue or bring any claim or action against GPT or any GPT Releasee. This Covenant Not to Sue shall be a complete defense to any such claim or suit by Sputnik or any such Sputnik Releasor.

          9.    Covenant Not to Sue by GPT and GPT Releasors.    Except for the enforcement of this Termination Agreement or any rights preserved under this Termination Agreement, GPT and the GPT Releasors hereby covenant that they will not, based on any GPT Released Claim, sue or bring any claim or action against Sputnik or any Sputnik Releasee. This Covenant Not to Sue shall be a complete defense to any such claim or suit by GPT or any such GPT Releasor.

          10.    Governing Law.    This Termination Agreement shall be governed by the laws of the State of Nevada as such laws are applied to agreements between Nevada residents entered into and to be performed entirely within the State of Nevada.

          11.    No Admission of Fault.    This Termination Agreement is a compromise settlement of disputed claims and may not be deemed or used as an admission of liability or fault on the part of any Party hereto.

          12.    Joint Drafting.    This Termination Agreement shall be construed as jointly drafted by the Parties, and the rule construing ambiguities against the drafter shall not apply.

          13.    Integration Clause.    As of the date hereof, this Termination Agreement and any further documents executed to implement the transactions contemplated hereby, shall constitute the full and entire understanding and agreement between the Parties with respect to the subject matter hereof and shall supersede all prior conversations, negotiations, understandings and agreements between the Parties with respect to the subject matter hereof.

          14.    Further Assurances.    From time to time after the date hereof, the Parties shall take such other actions and execute and deliver to any other Party such further documents as may be reasonably requested by any other Party in order to assure and confirm unto such Party (a) the rights created hereby or intended now or hereafter so to be created by this Termination Agreement; or (b) the validity of any assignment documents or other documents of conveyance to be delivered at the execution of this Termination Agreement.

          15.    Arbitration.    All disputes and controversies of every kind and nature between the parties hereto arising out of or in connection with this Termination Agreement as to the construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation or breach shall be submitted to arbitration in accordance with the provisions of the American Arbitration Code of Arbitration Procedures.

          16.    Each Party to Bear Own Costs and Attorneys’ Fees.    Each Party shall bear its own costs, expenses, and attorneys’ fees in connection with the negotiation, preparation, execution and delivery of this Termination Agreement and the transactions contemplated herein.

          17.    Amendment Only in Writing.    This Termination Agreement may be modified only by a written agreement executed by the Parties affected by the modification.

          18.    Severability.    The Parties hereto agree that if any provision of this Termination Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, such provision shall be valid and enforceable to the maximum degree permitted and the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

          19.    Survival.    The covenants, agreements, representations and warranties contained in this Termination Agreement shall be continuing and shall survive the execution and delivery of this Termination Agreement.

          20.    Legal Proceedings.    Each Party represents, warrants, and agrees that no legal proceeding or other action has been filed in any forum arising out of, from, or in connection with any disputes or claims arising out of or related to the Agreement.

          21.    No Assignment of Claims.    Each Party represents and warrants to the other that it has not hypothecated or otherwise encumbered or assigned any claim or cause of action arising out of, related to or in connection with the claims alleged or referred to in this Termination Agreement.

          22.    Public Announcements and No Derogatory Statements .    The Parties will cooperate in developing a public announcement of the matters described herein; each Party hereby agrees not to release to the public any information relating to the matters described herein without the prior approval of the other Party; provided, however, that nothing herein shall limit either Party’s right to make such disclosure as it reasonably believes is necessary to comply with disclosure obligations under applicable law or listing agreements. Further, each Party agrees that it will refrain from making derogatory statements concerning the other Parties.

          23.    Counterparts.    This Termination Agreement may be executed in counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf as of the date first written above.

Sputnik, Inc., a Nevada corporation

By:     /s/ David LaDuke
David LaDuke, President

          /s/ David LaDuke
David LaDuke, individually

GoPublicToday.com, Inc., Public Company Management Corporation, Public Company Management Services, Inc.

By:    /s/ Stephen Brock
Stephen Brock, President

          /s/ Stephen Brock
Stephen Brock, individually